================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     February 4, 2000
                                                  ------------------------------


              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                      333-52021             13-3526694
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission         (IRS Employer
     of Incorporation)                 File Number)      Identification No.)


One New York Plaza, New York, New York                                     10292
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code     (212) 778-1000
                                                   -----------------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 5.   Other Events

     The PeopleFirst.com Auto Receivables Owner Trust 1999-1 (the "Trust") was formed pursuant to the Trust Agreement, dated as of November 1, 1999 between Prudential Securities Secured Financing Corporation, as Depositor, and Wilmington Trust Company, as Owner Trustee. The assets of the Trust include, among other things, receivables consisting of auto loans ("Receivables") secured by new or used automobiles, light duty trucks and vans. As described in the Prospectus Supplement dated November 17, 1999 (the "Prospectus Supplement"), filed under Registration Statement No. 333-52021, PF Funding II, LLC (the "Transferor") agreed to transfer additional Receivables to the Depositor for transfer to the Trust on one or more subsequent transfer dates during the Pre-Funding Period. On January 18, 2000 and February 4, 2000, the Transferor transferred additional Receivables to the Depositor for transfer to the Trust having an aggregate principal balance of $37,078,626.36 and $2,451,868.81, respectively. Set forth below is information comparable to that contained in the tables set forth in the Prospectus Supplement regarding the characteristics of the Receivables that have been transferred to the Trust as of the February 1 cut-off preceding the completion of the Pre-Funding Period.


                      Composition of the Receivables Pool
                    as of the end of the Pre-Funding Period

Aggregate Principal Balance                                                     $109,948,992.44

Number of Receivables                                                                     6,710

Average Principal Balance                                                            $16,385.84

   (Range)                                                                  $9.70 to $70,386.88

Average Original Amount Financed                                                     $19,165.76

   (Range)                                                              $5,500.00 to $75,730.97

Weighted Average APR                                                                      7.192%

   (Range)                                                                      6.740% to 8.350%

Weighted Average Original Term to Stated Maturity                                  55.78 Months

   (Range)                                                                      12 to 60 Months

Weighted Average Remaining Term to Stated Maturity                                 47.63 Months

   (Range)                                                                       6 to 57 Months

        Distribution by Remaining Principal Balance of the Receivables
                    as of the end of the Pre-Funding Period

                                                                                                    Percentage of
                                                  Number of               Aggregate                  Aggregate
Range of Remaining Principal Balances            Receivables        Principal Balances         Principal Balance(1)
-------------------------------------            -----------        ------------------         --------------------
$0.01 to $5,000.00                                        74           $    276,522.90                         0.25%
$5,000.01 to $10,000.00                                1,240              9,857,959.39                         8.97
$10,000.01 to $15,000.00                               1,982             25,000,973.43                        22.74
$15,000.01 to $20,000.00                               1,679             29,060,387.08                        26.43
$20,000.01 to $25,000.00                                 946             21,043,598.24                        19.14
$25,000.01 to $30,000.00                                 445             12,089,986.96                        11.00
$30,000.01 to $35,000.00                                 188              5,996,131.71                         5.45
$35,000.01 to $40,000.00                                  83              3,100,701.42                         2.82
$40,000.01 to $45,000.00                                  35              1,479,440.86                         1.35
$45,000.01 to $50,000.00                                  16                754,387.42                         0.69
$50,000.01 and greater                                    22              1,288,903.03                         1.17
                                                       -----           ---------------                       ------
     Total                                             6,710           $109,948,992.44                       100.00%
                                                       =====           ===============                       ======

_________________________
(1) Percentages may not add to 100.00% due to rounding

                Geographic Distribution of the Receivables Pool
                    as of the end of the Pre-Funding Period

                                                           Percentage of
                       Number of        Aggregate            Aggregate
Stage (1)             Receivables     Principal Balance    Principal Balance (2)
---------             -----------     -----------------    --------------------
Alabama                       92       $  1,544,913.01               1.41%
Arizona                      159          2,874,336.88               2.61
Arkansas                      55            807,686.08               0.73
California                 1,573         27,320,491.92              24.85
Colorado                     164          2,519,560.53               2.29
Connecticut                  164          2,515,969.02               2.29
Delaware                       1             17,925.82               0.02
District of Columbia          10            168,304.64               0.15
Florida                      356          5,829,966.31               5.30
Georgia                      218          3,512,084.14               3.19
Idaho                         32            542,072.04               0.49
Indiana                       79          1,119,623.26               1.02
Iowa                          43            592,909.25               0.54
Kansas                        89          1,464,143.84               1.33
Kentucky                      53            875,461.30               0.80
Maine                         21            281,027.68               0.26
Maryland                      73          1,273,872.26               1.16
Massachusetts                220          3,471,455.96               3.16
Michigan                     174          2,708,498.47               2.46
Minnesota                    132          2,125,618.59               1.93
Missouri                     138          2,019,389.05               1.84
Montana                       28            478,592.03               0.44
Nebraska                      39            541,516.46               0.49
New Jersey                   321          5,882,105.77               5.35
New Mexico                    52            689,462.59               0.63
New York                     538          8,338,169.15               7.58
North Carolina               124          2,002,427.12               1.82
Ohio                         269          3,926,428.31               3.57
Oklahoma                      41            629,169.19               0.57
Oregon                       124          1,943,361.78               1.77
Rhode Island                   8             93,569.00               0.09
South Carolina                38            600,768.14               0.55
Tennessee                     28            444,714.51               0.40
Texas                        613         10,897,667.13               9.91
Utah                          24            375,501.41               0.34
Vermont                        3             55,677.54               0.05
Virginia                     205          3,028,447.46               2.75
Washington                   263          4,343,946.92               3.95
West Virginia                 33            495,294.25               0.45
Wisconsin                    113          1,596,863.63               1.45
                           -----       ---------------             -------
   Total                   6,710       $109,948,992.44             100.00%
                           =====       ===============             =======

_____________________________
(1) Based on mailing addresses of the Obligors as of the date of origination.
(2) Percentages may not add to 100.00% due to rounding.

           Distribution by Annual Percentage Rate of the Receivables as of the end of the Pre-Funding Period



Range of Annual         Number of        Aggregate          Aggregate
Percentage Rates       Receivables   Principal Balance   Principal Balance (1)
----------------       -----------   -----------------   --------------------
6.501% to 6.750%               230     $  3,785,799.31                   3.44%
6.751% to 7.000%             3,061       58,750,138.59                  53.43
7.001% to 7.250%               515        8,783,743.14                   7.99
7.251% to 7.500%             1,359       18,217,694.42                  16.57
7.501% to 7.750%             1,041       13,860,839.05                  12.61
7.751% to 8.000%               355        4,775,949.59                   4.34
8.001% to 8.250%               111        1,323,852.70                   1.20
8.251% to 8.500%                38          450,975.64                   0.41
                             -----     ---------------                -------

   Total                     6,710     $109,948,992.44                 100.00%
                             =====     ===============                =======

_______________________
(1) Percentages may not add to 100.00% due to rounding.

     Distribution by Original Term to Stated Maturity of the Receivables
                    as of the end of the Pre-Funding Period


  Range of          Number of       Aggregate       Percentage of Aggregate
Original Terms    Receivables   Principal Balance  Principal Balance (1)
--------------    -----------   -----------------  --------------------
 7 to 12 Months            1       $      7,663.97                   0.01%
13 to 18 Months            5             49,229.27                   0.04
19 to 24 Months           68            635,101.64                   0.58
25 to 30 Months           24            215,534.73                   0.20
31 to 36 Months          665          7,236,486.46                   6.58
37 to 42 Months           67            672,595.44                   0.61
43 to 48 Months        1,447         20,030,589.00                  18.22
49 to 54 Months           47            707,782.35                   0.64
55 to 60 Months        4,386         80,394,009.58                  73.12
                       -----       ---------------                 ------

     Total             6,710       $109,948,992.44                 100.00%
                       =====       ===============                 ======

________________________
(1) Percentages may not add to 100.00% due to rounding.

     Distribution by Remaining Term to Stated Maturity of the Receivables
                    as of the end of the Pre-Funding Period

                                                                                    Percentage of
                                        Number of             Aggregate                Aggregate
Range of Remaining Terms (1)          Receivables          Principal Balance       Principal Balance (2)
----------------------------          -----------          -----------------       ---------------------
 0 to  6 Months                                 1              $      7,663.97                 0.01%
 7 to 12 Months                                19                   126,326.87                 0.11
13 to 18 Months                                37                   322,166.03                 0.29
19 to 24 Months                               191                 1,691,870.91                 1.54
25 to 30 Months                               339                 3,661,415.95                 3.33
31 to 36 Months                               598                 7,247,980.59                 6.59
37 to 42 Months                               700                 9,675,029.16                 8.80
43 to 48 Months                             1,467                23,244,089.49                21.14
49 to 54 Months                             2,006                37,158,346.37                33.80
55 to 60 Months                             1,352                26,814,103.10                24.39
                                            -----              ---------------               ------
  Total                                     6,710              $109,948,992.44               100.00%
                                            =====              ===============               ======

_____________________
(1) Defined as the number of months from last payment to stated maturity.
(2) Percentages may not add to 100.00% due to rounding.

                         Distribution by Loan Purpose
                    as of the end of the Pre-Funding Period

                                                                                     Percentage of
                                          Number of           Aggregate                Aggregate
Loan Purpose                            Receivables       Principal Balance       Principal Balance (2)
------------                            -----------       -----------------       --------------------
New Vehicle Purchase                          3,738         $ 70,452,367.61                     64.08%
Used Vehicle Purchase                         1,430           19,054,842.19                     17.33
Refinance of Existing Loan                      952           12,692,081.20                     11.54
Lease Buyout                                    590            7,749,701.44                      7.05
                                              -----         ---------------                    ------
   Total                                      6,710         $109,948,992.44                    100.00%
                                              =====         ===============                    ======

___________________________
(1) Percentages may not add to 100.00% due to rounding.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION
                                    (Registrant)


Dated:    February 23, 2000         By: /s/ Joseph M. Donovan
                                       ----------------------
                                       Joseph M. Donovan
                                       Vice President